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                                                                   EXHIBIT 10.43
                                                               Mel G. Todd F.S.A
                                                                 President & CEO


                         [CLARK/BARDES INC. LETTERHEAD]

August 14, 1998


VIA FACSIMILE

Great-West Life & Annuity Insurance Company
Attention:  Mr. Mark Corbett
8515 East Orchard Road
Englewood, Colorado 80111

Ladies and Gentlemen:

In consideration of our continued business relationship and current financing activities, this letter of amendment shall serve to amend Annex A (Consideration for Purchase of Warrants) of our letter of June 11, 1998. Specifically, the amount $1,600,000 contained in clause (b) of item 1) shall be replaced, pursuant to this letter of amendment, with $1,200,000. All other terms and conditions of the June 11th letter, including Annex A and other attachments, shall remain unchanged by this letter of amendment.

If you are in agreement with the foregoing, please sign in the space provided below and fax a copy of this letter of amendment to Clark/Bardes, Inc. at (214) 871-7690, Attention: Melvin G. Todd, whereupon this letter of amendment shall become a binding agreement between us.


Great-West Life & Annuity Insurance Company


By: /s/ A. R. PURCHASE                            By: /s/ JAMES M. DESMOND
   --------------------------                        ---------------------------
A. R. Purchase                                    James M. Desmond
-----------------------------                     ------------------------------
[Printed Name]                                    [Printed Name]

Vice President - Investments                      Asst. V.P. - Investments
-----------------------------                     ------------------------------
[Title]                                           [Title]



Clark/Bardes, Inc.

By:/s/ MEL TODD
   --------------------------
Mel Todd
-----------------------------
[Printed Name]

President & CEO
-----------------------------
[Title]